INDUSTRIAL AEROSPACE & DEFENSE Second Quarter 2020 Investor Review August 7, 2020

Safe Harbor This press release contains certain statements that are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”). The words “may,” “hope,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements, although not all forward-looking statements are accompanied by such words. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements, including statements about outlook for the third quarter, the expected and potential direct or indirect impacts of the COVID-19 pandemic on our business, the realization of cost reductions from restructuring activities and expected synergies, the number of new product launches and future cash flows from operating activities, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the duration and severity of the COVID-19 pandemic and its impact on the global economy; changes in the price of and demand for oil and gas in both domestic and international markets; our ability to successfully integrate acquired businesses; any adverse changes in governmental policies; variability of raw material and component pricing; changes in our suppliers’ performance; fluctuations in foreign currency exchange rates; changes in tariffs or other taxes related to doing business internationally; our ability to hire and retain key personnel; our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs; our ability to generate increased cash by reducing our working capital; our prevention of the accumulation of excess inventory; our ability to successfully implement our divestiture; restructuring or simplification strategies; fluctuations in interest rates; our ability to successfully defend product liability actions; as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, natural disasters, terrorist attacks, current Middle Eastern conflicts and other similar matters.. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ FURTHER ABOUT THESE AND OTHER RISK FACTORS SET FORTH IN THE “RISK FACTORS” OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV, AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See page 13 for information on the use of non-GAAP financial measures. 2

Q2 2020 Summary Strong Quarter Despite Unprecedented Macro Challenges A more resilient business portfolio of essential products • Organic revenue and orders performance better than expected, down 14% and 16% respectively • Book to Bill ratio >1.0x with solid aftermarket orders from large global installed base • End market and product diversification mitigating impact of broader economic environment • Mission critical product portfolio ensuring price increases on plan despite market downturn Strong Operational Execution • Delivered better than expected company-wide decrementals of 22% • All plants operating at levels of demand; no facility shutdown due to COVID-19 infections • CIRCOR Operating System delivering improved operating performance across most metrics • Strong commercial execution, especially in aftermarket • A combination of permanent structural and temporary cost actions in place Positioning CIRCOR to take advantage of market recovery • New product launches remain on plan and maintaining investments in growth • Close collaboration with suppliers and customers to ensure available capacity as demand recovers • Continued focus on deleveraging and liquidity 3

Q2 2020 Highlights ($ millions) Orders -24 -2 -39 -9% -1% -16% 258 234 193 Q2 2019 Divestitures Q2 2019 FX Organic Q2 2020 Reported Continuing Ops* Reported Revenue -26 -3 -31 -11% -1% -14% 246 220 186 Q2 2019 Divestitures Q2 2019 FX Organic Q2 2020 Reported Continuing Ops* Reported Adjusted Operating Income -5 0 -7 -18% 0% 29 23 -32% 16 11.6% 10.6% 8.5% 8.5% Q2 2019 Divestitures Q2 2019 FX Organic Q2 2020 Reported Continuing Ops* Reported * Continuing Ops figures exclude the impact of businesses divested prior to the end of Q2 2020 which are Spence/Nicholson and Instrumentation & Sampling. 4 Numbers may not add due to rounding.

Industrial Segment Highlights ($ millions) Orders Comments on Organic YOY Results -24 -2 -22 Q2 2020 Orders -15% -1% -16% • Industrial markets soft due to COVID-19 165 140 116 • Ship building activity remains low • Lower consumer demand for plastics, fiber, textiles Q2 2019 Divestitures Q2 2019 FX Organic Q2 2020 Reported Continuing Ops* Reported Revenue Q2 2020 Revenue -26 -2 -29 • Industrial markets soft due to COVID-19 -14% -2% 181 • Large project delays due to global reduction in CapEx 155 -19% 124 • Customer maintenance delays and lower asset utilization Q2 2019 Divestitures Q2 2019 FX Organic Q2 2020 Reported Continuing Ops* Reported Adjusted Operating Income Q2 2020 Segment Operating Income & Margin -5 0 -8 • AOI decline driven by lower volume, partially offset by -20% 0% cost actions 26 21 -40% • Revenue drop through to earnings of 27% 12 14.5% 13.5% 10.0% Q2 2019 Divestitures Q2 2019 FX Organic Q2 2020 Reported Continuing Ops* Reported * Continuing Ops figures exclude the impact of businesses divested prior to the end of Q2 2020. 5 Numbers may not add due to rounding.

Aerospace & Defense Segment Highlights ($ millions) Orders Comments on Organic YOY Results 0 -16 Q2 2020 Orders 0% -18% • Lower due to timing of JSF defense order ($17M in 93 77 2019) and impact of COVID-19 on commercial aerospace partially offset by Virginia Class Submarine order of $9M Q2 2019 FX Organic Q2 2020 Reported Reported Revenue Q2 2020 Revenue 0 -2 • Decline driven by COVID-19 impact on commercial -1% -3% aerospace and ongoing delay of 737MAX partially 65 62 offset by strong Defense shipments (JSF, Virginia Class Sub) Q2 2019 FX Organic Q2 2020 Reported Reported Adjusted Operating Income Q2 2020 Segment Operating Income & Margin 3 0 • Despite lower volume, margin expansion driven by price, productivity and cost actions 0% 26% 13 10 16.1% 21.1% Q2 2019 FX Organic Q2 2020 Reported Reported 6 Numbers may not add due to rounding.

Q2 P&L Selected Items

CIRCOR

($ millions, except EPS)	Q2 2020 GAAP	Q2 2020 Special	Q2 2020 Adjusted	Q2 2020 Adj Ex Div*	Q2 2019 GAAP	Q2 2019 Special	Q2 2019 Adjusted	Q2 2019 Adj Ex Div*
Sales	**186**	**-**	**186**	**186**	**246**	**-**	**246**	**220**
Operating (loss) income	**(1)**	**17**	**16**	**16**	**12**	**17**	**29**	**23**
Interest expense	8	-	8		13	-	13	
Other income	2	-	2		0	-	0	
Pre-tax	(12)	17	5		(1)	17	15	
Tax benefit (provision)	22	(23)	(1)		(0)	(2)	(3)	
Net income (loss) from continuing operations	**10**	**(5)**	**4**		**(1)**	**14**	**13**	
Net (loss) income from discontinued operations	**(44)**	**44**	**-**		**(17)**	**17**	**-**	
Net (loss) income	**(34)**	**39**	**4**		**(19)**	**31**	**13**	
EPS - continuing operations	**$ 0.48**		**$ 0.22**		**$ (0.07)**		**$ 0.65**	
EPS - net loss (income)	**$ (1.68)**		**$ 0.22**		**$ (0.93)**		**$ 0.65**	

Restructuring & Special Charges (excluded from AOI)

	Q2 2020	Q2 2019
Special charges in cost of goods sold		
Acquisition-related depreciation & amortization	4.6	4.6
Restructuring-related inventory charges	-	-
- subtotal	**4.6**	**4.6**
Special charges in SG&A		
Acquisition-related depreciation & amortization	7.1	7.7
Professional fees related to restructuring and cost reductions	0.6	-
Professional fees relating to tender	4.6	2.1
Cyber incident	0.2	-
Other business sales	(0.3)	1.4
Other special / restructuring charges	0.6	0.7
- subtotal	**12.7**	**11.9**
Total	**17.3**	**16.6**

* Adjusted: Reflects non-GAAP measures, see CIRCOR Q2 2020 earnings press release for definitions and a reconciliation to GAAP.
* Adj Ex Div: Adjusted P&L items excluding the impact of businesses divested prior to the end of Q2 2020 which are Spence/ Nicholson and Instrumentation & Sampling.
EPS: Earnings (Loss) Per Share or Diluted Earnings Per Share
Numbers may not add due to rounding.

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Cash Flow and Debt Position ($ millions) Q2 2020 Q2 2019 Cash Flow from Operations (25) 12 Capital Expenditures, net (3) (3) Free Cash Flow (28) 9 30-Jun-20 30-Jun-19 Total Debt 592 748 Cash and Cash Equivalents 125 76 Net Debt 467 672 $205 million Net Debt Reduction 8

CIRCOR End Market Exposure CIRCOR 2019 Revenue by End Market Comments Aerospace & Defense (5%) • Completed exit from Upstream Oil & Gas with divestiture of Distributed Valves Aftermarket Industrial (22%) 27% • Large global installed base driving higher margin Aftermarket orders, mitigating broader Commercial Aerospace (8%) economic decline Aerospace & Defense Defense (14%) 27% • Key program wins and existing platform growth Other End Markets (5%) in Defense driving strong performance Downstream O&G (10%) OEM 73% • Strength in Defense offsetting pressure in Machinery Manufacturing Commercial Aerospace due to COVID-19 Commercial Marine Industrial Chemical Processing 46% Midstream O&G Power • Diversified Industrial portfolio with no end Building & Construction Wastewater market more than 6% of revenue Other End Markets Note: Revenue excludes divested businesses. 9 Numbers may not add due to rounding.

Industrial Outlook Share of Outlook Comments Primary End Market 2019 Industrial Q3 2020 Q3 vs Prior Q2/Q3 Outlook Revenue Downstream 14% (30%) – (40%) • Refinery project delays continue Machinery Manufacturing 9% (15%) – (25%) • Ongoing OEM CapEx reduction/ delays Commercial Marine 8% (20%) – (35%) • 1H reduction in new orders & shipbuilding activity (15%) – (25%) • Consumer demand for Plastics, Fiber, Textiles, etc. Chemical Processing 7% in line with Q2 Power Generation 4% (10%) – (20%) Midstream O&G 4% (20%) – (30%) • Continued CapEx reduction and project delays across end markets Building & Construction 4% (15%) – (25%) Wastewater 2% (8%) – (15%) Other End Markets 14% (25%) – (35%) • Lower Q2 orders and customer activity • Lower customer asset utilization rates Aftermarket 32% (10%) – (15%) • Reduced operations for Cruise ship and OSV • Continued Refinery maintenance delays Price 1% 1% • 2019 carry over and surgical pricing in 2020 on plan Total Industrial 100% (18%) – (28%) 10 Numbers may not add due to rounding.

A&D Outlook - Defense

CIRCOR

Primary End Market	Share of 2019 Revenue	Outlook Q3 2020	Comments Q3 vs Prior Q2/Q3 Outlook
TOP PROGRAM Joint Strike Fighter (JSF) Virgina Class Sub DDG 51 Columbia Class Sub CVN Carrier Dreadnought Class Sub	28%	~0%	Consistent with prior outlook
OTHER OEM Drone Missile Helicopter Submarine Multi-Mission Aircraft Other	17%	0% – 5%	Improvement from prior outlook driven by the strong defense orders in Q2 for missile programs and drones
Aftermarket	24%	25% – 35%	Improvement vs. prior outlook primarily driven by spare orders for US Naval programs
Price	2%	4%	Slightly improved vs. prior outlook driven by timing of 2020 initiatives.
Total Defense	68%	12% – 17%	

Note: Analysis excludes "other" revenue in Aerospace & Defense that totals ~$40M per year.

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A&D Outlook - Commercial

CIRCOR

Primary End Market	Share of 2019 Revenue	Outlook Q3 2020	Comments Q3 vs Prior Q2/Q3 Outlook
BOEING / AIRBUS B737 A350 A320 A220 A330 B767	14%	(45%) – (50%)	Reduction from prior outlook driven by both single aisle and twin aisle build rates
OTHER OEM Bus Jet Civil Helicopter Civil Transport Regional Jet Space Other	14%	(25%) – (30%)	Slightly lower than prior outlook due to shift of demand to Q4 as a result of COVID-19
Aftermarket	3%	(50%) – (60%)	Weaker than prior outlook due to ongoing reduction in air travel and aircraft utilization
Price	3%	4%	Slightly improved vs. prior outlook driven by demand timing
Total Commercial	32%	(30%) – (40%)	

Note: Analysis excludes "other" revenue in Aerospace & Defense that totals ~$40M per year.

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Use of Non-GAAP Financial Measures Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding discontinued operations). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example: • We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. • We exclude goodwill impairment charges. • Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to June 30, 2020 were completed on January 1, 2019 and excluding the impact of changes in foreign currency exchange rates. CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision- making process, including for compensation purposes. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s second-quarter 2020 news release available on its website at www.CIRCOR.com. Figures labeled “Adjusted” exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s second-quarter 2020 news release available on its website at www.CIRCOR.com. 13

Appendix 14

Q2 Results ($ millions, except EPS) Q2 2020 Q2 2019 GAAP Special Adjusted Adj Ex Div* GAAP Special Adjusted Adj Ex Div* Orders 193 - 193 193 258 - 258 234 Sales 186 - 186 186 246 - 246 220 Gross margin 59 5 64 64 82 5 87 78 SG&A 55 (7) 48 48 66 (8) 58 55 Special & restructuring income, net 6 (6) - - 4 (4) - - Operating (loss) income (1) 17 16 16 12 17 29 23 Interest expense 8 - 8 13 - 13 Other income 2 - 2 0 - 0 Pre-tax (12) 17 5 (1) 17 15 Tax benefit (provision) 22 (23) (1) (0) (2) (3) Net income (loss) from continuing operations 10 (5) 4 (1) 14 13 Net (loss) income from discontinued operations (44) 44 - (17) 17 - Net (loss) income (34) 39 4 (19) 31 13 EPS - continuing operations $ 0.48 $ 0.22 $ (0.07) $ 0.65 EPS - net loss (income) $ (1.68) $ 0.22 $ (0.93) $ 0.65 * Adjusted: Reflects non-GAAP measures, see CIRCOR Q2 2020 earnings press release for definitions and a reconciliation to GAAP. * Adj Ex Div: Adjusted P&L items excluding the impact of businesses divested prior to the end of Q2 2020 which are Spence/ Nicholson and Instrumentation & Sampling. EPS: Earnings (Loss) Per Share or Diluted Earnings Per Share Numbers may not add due to rounding. 15